Nature of Operations	12 Months Ended
Dec. 31, 2022
Nature of Operations
Nature of Operations

1.Nature of Operations and Going Concern Assessment

Perpetua Resources Corp. (the “Corporation”, the “Company”, “Perpetua Resources” or “Perpetua”) was incorporated on February 22, 2011 under the Business Corporation Act of British Columbia. The Company was organized to hold shares in wholly owned subsidiaries that locate, acquire, develop and restore mineral properties located principally in the Stibnite – Yellow Pine mining district in Valley County, Idaho, USA. The Company’s principal asset is 100% ownership in subsidiaries that control the Stibnite Gold Project (“Stibnite Gold Project” or the “Project”). The Company currently operates in one segment, mineral exploration in the United States.

The Corporation has had continuing net losses and has an accumulated deficit of approximately $561.9 million as of December 31, 2022. As of December 31, 2022, the Company had cash and cash equivalents totaling approximately $22.7 million and net working capital of approximately $11.2 million.

On April 13, 2023, after conducting a competitive bidding process, the Company announced it selected Iron Woman Construction and Environmental Services to conduct certain environmental improvements pursuant to the Company’s obligations under the ASAOC. The contract terms, together with scope changes, inflation and increased estimates for fuel usage related to the restoration activities, resulted in an increase to the Company’s forecasted amounts for ASAOC restoration activities as of May 12, 2023.

As of May 12, 2023, the Company’s latest liquidity forecast indicates that available cash resources and other sources of liquidity are expected to be exhausted in the first quarter of 2024 due to these increases to anticipated costs for the Company’s Administrative Settlement and Order on Consent (“ASAOC”) obligations in 2023. Although the Company’s current capital resources and liquidity include up to $24.8 million in funding awarded in December 2022 under the TIA pursuant to Title III of the DPA, such funding is available only for the specified costs related to permitting, early restoration activities and advancing construction readiness and is not available to fund the Company’s costs pursuant to its ASAOC obligations and certain corporate expenses. Due to increasing costs of the ASAOC restoration obligations as described above and other corporate expenses, we do not expect the Company will have sufficient available resources to discharge its liabilities as they become due or progress critical permitting efforts for at least 12 months from the date hereof. These conditions raise substantial doubt regarding the Company’s ability to continue as a going concern. The Company continues to explore various funding opportunities, which may include the issuance of additional equity, new debt, or project specific debt; government funding; and/or other financing opportunities. However, there can be no assurance that the Company will be successful in obtaining such funding.

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the ordinary course of business and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might result from the outcome of the uncertainties described above.